Accounts Receivable, Net	12 Months Ended
Dec. 31, 2012
Account Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
NOTE 6: ACCOUNTS RECEIVABLE, NET
Accounts receivable consist of the following:

	December 31, 2012	December 31, 2011
Accounts receivable	$5,103	$6,478
Less: Provision for doubtful accounts	—	—

Accounts receivable, net	$5,103	$6,478

Financial instruments that potentially subject Navios Acquisition to concentrations of credit risk are accounts receivable. Navios Acquisition does not believe its exposure to credit risk is likely to have a material adverse effect on its financial position, results of operations or cash flows.
On October 28, 2011, the charter contract of the Nave Ariadne (ex Ariadne Jacob) and the Nave Cielo (ex Colin Jacob) were terminated prior to their original expiration in June 2013. Navios Acquisition entered into certain settlement agreements with charterers that provided for an amount of $4,909 to compensate for the early termination of the charters and to cover any outstanding receivables. The amount $3,704 was recognized as compensation for early termination and was recorded in revenue. Of the total compensation for early termination, the amount of $500 was received on December 19, 2012, the amount of $487 classified under accounts receivable, net, will be settled during 2013 and the amount of $897, classified under long term assets, will be settled in installments until June 2015.